Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1913

                     Select S&P Industrial Portfolio 2018-4

                  Global 45 Dividend Strategy Portfolio 2018-4

                          Supplement to the Prospectus

As a result of a previously announced merger, on October 31, 2018, holders of Praxair, Inc. ("PX") common stock received 1 share of Linde plc ("LIN") common stock. Notwithstanding anything to the contrary in the Prospectus, each Portfolio now holds, and will continue to purchase, shares of LIN.

Supplement Dated: November 1, 2018